EXHIBIT 99.4




         MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

                                     made by

                         WOODCREST ROAD ASSOCIATES, L.P.


                                       AND


                        WOODCREST ROAD URBAN RENEWAL, LLC

                                    BORROWER


                                   in favor of


                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                                     LENDER



                          DATED AS OF JANUARY ___, 2006


      THIS MORTGAGE CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND ALSO
        CONSTITUTES A FIXTURE FILING UNDER THE UNIFORM COMMERCIAL CODE.


THIS DOCUMENT PREPARED BY AND
RECORDING REQUESTED BY AND WHEN
RECORDED MAIL TO:
Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois  60603
Attention:  Jeffery C. Dack, Esq.

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                MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT
(this "MORTGAGE"), made as of January __, 2006, by Woodcrest Road Associates, L.P., a Pennsylvania limited partnership having an office at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("BEHRINGER LP") and Woodcrest Road Urban Renewal, LLC, a New Jersey limited liability company having an office at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("BEHRINGER LLC"), (All references herein to "BORROWER" shall mean and refer to each of Behringer LP and Behringer LLC, or to any or all of such Behringer LP and/or Behringer LLC, as appropriate to the context, with the choice of context to be made by Lender (as hereinafter defined), in Lender's reasonable discretion), to CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (together with its successors and assigns, hereinafter referred to as "LENDER"), having an address at 388 Greenwich Street, Floor 11, New York, New York 10013.

                Borrower and Lender have entered into a Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "LOAN AGREEMENT") pursuant to which Lender is making a secured loan to Borrower in the maximum principal amount of up to Fifty Million Four Hundred Thousand and No/Dollars ($50,400,000) (the "LOAN"). Capitalized terms used herein without definition are used as defined in the Loan Agreement. The Loan is evidenced by a Note dated the date hereof made by Borrower to Lender in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "NOTE") with a Maturity Date of January 11, 2016.

                Borrower is the owner of the leasehold, subleasehold and fee simple title to certain parcels of real property (the "PREMISES") described in EXHIBIT A attached hereto, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (the "IMPROVEMENTS").

                To secure the payment of the Note and all sums which may or shall become due thereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Note, this Mortgage, the Loan Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the "LOAN DOCUMENTS" which Loan Documents are incorporated herein by reference for all purposes), including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Borrower for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the "BANKRUPTCY CODE"), and (ii) the costs and expenses of enforcing any provision of any Loan Document (all such sums being hereinafter collectively referred to as the "DEBT"), Borrower has given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned and hypothecated and by these presents does hereby give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Lender, the Premises and the Improvements and the following:

                (i) all of Behringer LP's right, title and interest as landlord and otherwise and Behringer LLC's interest as tenant and otherwise (the "LEASEHOLD ESTATE") under that certain Ground Lease dated October 30, 2003 between Behringer LP, as lessor, and

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        Behringer LLC, as lessee, a memo of which was recorded on December 15,
        2003, in the Camden County Clerk's Office (as the same may hereafter be amended, restated, supplemented, modified, extended or renewed from time to time, the "GROUND Lease"), demising the Premises;

                (ii) all of Behringer LLC's right, title and interest as sublandlord and otherwise and Behringer LP's interest as subtenant and otherwise (the "SUBLEASEHOLD ESTATE") under that certain Sublease dated October 30, 2003 between Behringer LLC as lessor, and Behringer LP, as lessee, a memo of which was recorded on December 15, 2003, in the Camden County Clerk's Office in Book 7287, page 1676, (as the same may hereafter be amended, restated, supplemented, modified, extended or renewed from time to time, the "SUBLEASE"), demising the Premises;

                (iii) all of Behringer LP's interest as owner in fee simple of the Premises; and

                (iv) any and all after-acquired right, title and interest of Behringer LP or Behringer LLC, their respective successors and assigns in and to the Leasehold Estate, the Subleasehold Estate, the Ground Lease, the Sublease or any other portion of the Premises or the Improvements.

        TOGETHER WITH: all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "PROPERTY"):

        (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements; and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements; and every part and parcel thereof, with the appurtenances thereto;

        (b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory, materials, supplies and other articles of personal property and accessions thereof, renewals and replacements thereof and substitutions therefor, and other property of every kind and nature, tangible or intangible, owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the "EQUIPMENT"), including any leases of, deposits in connection with, and proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment that may be subject to any "security interest" as defined in the Uniform

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Commercial Code, as in effect in the State where the Property is located (the
"UCC"), superior in lien to the lien of this Mortgage;

        (c) all awards or payments, including interest thereon, that may heretofore or hereafter be made with respect to the Premises or the Improvements, whether from the exercise of the right of eminent domain or condemnation (including any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Premises or Improvements;

        (d) all leases and other agreements or arrangements heretofore or hereafter entered into providing for the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises or the Improvements, including any extensions, renewals, modifications or amendments thereof (hereinafter collectively referred to as the "LEASES") and all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees (other than fees paid under the Management Agreement and salaries paid to employees) from any and all sources arising from or attributable to the Premises and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Premises or the Improvements, or rendering of services by Borrower or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance (hereinafter collectively referred to as the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

        (e) all proceeds of and any unearned premiums on any insurance policies covering the Property (in the case of a blanket policy of insurance, to the extent allocable to the Property), including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

        (f) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

        (g) all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the UCC, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Property) and causes of action that now or hereafter relate to, are derived from or are used in connection

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with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES"); and

        (h) all proceeds, products, offspring, rents and profits from any of the foregoing, including those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

Without limiting the generality of any of the foregoing, in the event that a case under the Bankruptcy Code is commenced by or against Borrower, pursuant to
Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Mortgage shall automatically extend to all Rents acquired by the Borrower after the commencement of the case and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

        TO HAVE AND TO HOLD the Property unto and to the use and benefit of Lender and its successors and assigns, forever;

        PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

        AND Borrower represents and warrants to and covenants and agrees with Lender as follows:

                           PART I - GENERAL PROVISIONS

        1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS CONDITIONS AND AGREEMENTS. Borrower shall pay the Debt at the time and in the manner provided in the Loan Documents. All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Borrower (i) agrees to insure, repair, maintain and restore damage to the Property, escrow and pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Proceeds of Insurance and Awards for Condemnation shall be settled, held and applied in accordance with the Loan Agreement.

        2.      LEASES AND RENTS.

        (a) Borrower does hereby absolutely and unconditionally assign to Lender all of Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment shall not be construed to bind Lender to the performance of any of the covenants or provisions contained in any Lease or otherwise impose any obligation upon Lender. Nevertheless, subject to the terms of this paragraph, Lender grants to Borrower a revocable license to operate and manage the Property and to collect the Rents subject to the requirements of the Loan Agreement (including the deposit of Rents into the

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Clearing Account). Upon an Event of Default, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents in the Clearing Account, the Deposit Account (including all Subaccounts thereof) and all Rents collected thereafter (including Rents past due and unpaid), whether or not Lender enters upon or takes control of the Property. Borrower hereby grants and assigns to Lender the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Unless prohibited by applicable law, any Rents collected after the revocation of such license may be applied toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

        (b) Borrower shall not enter into, modify, amend, cancel, terminate or renew any Lease except as provided in Section 5.10 of the Loan Agreement.

        3. USE OF PROPERTY. Except as provided in the Loan Agreement, (a) Borrower shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property;
(b) if under applicable zoning provisions the use of the Property is or shall become a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Lender; and (c) Borrower shall not (i) change the use of the Property, or (ii) permit or suffer to occur any waste on or to the Property.

        4.      TRANSFER OR ENCUMBRANCE OF THE PROPERTY.

        (a) Borrower acknowledges that (i) Lender has examined and relied on the creditworthiness and experience of the principals of Borrower in owning and operating properties such as the Property in agreeing to make the Loan, (ii) Lender will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for the Debt, and (iii) Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Property. Borrower shall not sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Property or any part thereof, or suffer or permit any Transfer to occur, other than a Permitted Transfer or as otherwise expressly permitted under the Loan Documents.

        (b) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Transfer in violation of this Paragraph 4. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property (and every other Transfer) regardless of whether voluntary or not. Any Transfer made in contravention of this Paragraph 4 shall be null and void and of no force and effect, to the fullest extent permitted by law. Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any Permitted Transfer.

        5. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. If Lender is advised by its counsel that the payment of such tax or interest and penalties by Borrower would be unlawful, taxable to Lender or unenforceable, or would provide the basis for a defense of usury, then Lender shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

        6. NO CREDITS ON ACCOUNT OF THE DEBT. Borrower shall not claim or demand or be entitled to any credit on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, and no deduction shall otherwise be made or claimed from the assessed value of the Property for real estate tax purposes by reason of this Mortgage or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

        7. FURTHER ACTS, ETC. Borrower shall, at its sole cost, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage or for facilitating the sale and transfer of the Loan and the Loan Documents in connection with a Secondary Market Transaction as described in Section 9.1 of the Loan Agreement. Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower shall, at its sole cost, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including such rights and remedies available to Lender pursuant to this paragraph. Notwithstanding anything to the contrary in the immediately preceding sentence, Lender shall not execute any document as attorney-in-fact of Borrower unless (x) Borrower shall have failed or refused to execute the same within five
(5) Business Days after Lender's request therefor, or (y) in Lender's good faith determination it would be materially prejudiced by the delay involved in making such a request. Lender shall give prompt notice to Borrower of any exercise of the power of attorney as provided for in this Paragraph 7, along with copies of all documents executed in connection therewith.

        8. RECORDING OF MORTGAGE, ETC. Borrower forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, shall cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower shall pay all filing, registration or recording fees, all expenses

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incident to the preparation, execution and acknowledgment of and all federal, state, county and municipal, taxes, duties, imposts, documentary stamps, assessments and charges arising out of or in connection with the execution and delivery of, this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making or recording of this Mortgage.

        9. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Lender upon demand.

        10.     REMEDIES.

        (a) Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, by Lender itself or otherwise, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

                (i) declare the entire Debt to be immediately due and payable;

                (ii) institute a proceeding or proceedings, judicial or nonjudicial, to the extent permitted by law, by advertisement, by action or otherwise, for the complete foreclosure of this Mortgage, in which case the Property may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

                (iv) sell for cash or upon credit the Property and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;

                (vi) recover judgment on the Note either before, during or after any proceeding for the enforcement of this Mortgage;

                (vii) apply for the ex-parte appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Borrower or of any person, firm or other entity liable for the payment of the Debt;

                (viii) enforce Lender's interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and employees therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and
        (E) unless prohibited by applicable law, apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender, and its counsel, agents and employees;

                (ix) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Borrower, and require Borrower to vacate and surrender possession of the Property to Lender or to such receiver, and, in default thereof, evict Borrower by summary proceedings or otherwise;

                (x) foreclose this Mortgage in accordance with the laws of the State of New Jersey with respect to the fee estate. The costs and expenses incurred by Lender in the exercise of any of the remedies provided in this Mortgage shall be secured by this Mortgage;

                (xi) foreclose this Mortgage in accordance with the laws of the State of New Jersey with respect to the Ground Lease or the Sublease. The costs and expenses incurred by Lender in the exercise of any of the remedies provided in this Mortgage shall be secured by this Mortgage; or

                (xii) pursue such other rights and remedies as may be available at law or in equity or under the UCC, including the right to receive and/or establish a lock box for all Rents and proceeds from the Intangibles and any other receivables or rights to payments of Borrower relating to the Property.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Mortgage shall continue as a lien on the remaining portion of the Property.

        (b) The proceeds of any sale made under or by virtue of this Paragraph 10, together with any other sums which then may be held by Lender under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportion as Lender in its sole discretion shall deem proper.

        (c) To the extent permitted by law, Lender may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable law, Lender, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

        (d) Upon the completion of any sale or sales pursuant hereto, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Any sale or sales made under or by virtue of this Paragraph 10, made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Borrower, subject only to such redemption rights as are required by law.

        (e) To the extent permitted by law, upon any sale made under or by virtue of this Paragraph 10, made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Mortgage or any other Loan Document.

        (f) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Mortgage upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

        (g) To the extent permitted by law, Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Paragraph 10 at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

        (h) Lender may resort to any remedies and the security given by this Mortgage or in any other Loan Document in whole or in part, and in such portions and in such order as determined by Lender's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by any Loan Document. The failure of Lender to exercise any right, remedy or option provided in any Loan Document shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by any Loan Document. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default, or Borrower's liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Lender in exercising its rights and remedies under this Paragraph 10 (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Borrower immediately upon notice from Lender, with interest at the Default Rate for the period after notice from Lender, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Mortgage.

        (i) The interests and rights of Lender under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof or
(iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

        11. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Mortgage, Lender and its agents shall have the right to enter and inspect the Property at any reasonable time during the term of this Mortgage. The cost of such inspections or audits shall be borne by Borrower should Lender determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Lender. The cost of such inspections, if not paid for by Borrower following demand, may be added to the principal balance of the sums due under the Note and this Mortgage and shall bear interest thereafter until paid at the Default Rate.

        12.     SECURITY AGREEMENT.

        (a) This Mortgage is both a real property Mortgage and a "security agreement" within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Mortgage has granted and hereby grants to Lender, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the UCC (such portion of the Property so subject to the UCC being called in this paragraph the "COLLATERAL"). This Mortgage shall also constitute a "fixture filing" for the purposes of the UCC and is to be filed for record in the real estate records where any part of the Property (including said fixtures) is situated. As such, this Mortgage covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Mortgage. If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall at its expense assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral, sent to Borrower in accordance with the provisions hereof at least ten days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper. In the event of any change in name, identity or structure of Borrower, Borrower shall notify Lender thereof and promptly after request shall execute, file and record such UCC forms as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional UCC forms or continuation statements, Borrower shall, promptly after request, execute, file and record such UCC forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Borrower's obligations under the Loan Documents. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, in connection with the Collateral covered by this Mortgage.

        13. ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its sole discretion, decides should be brought to protect its or their interest in the Property. Lender shall, at its option, be subrogated to the lien of any Mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

        14. MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further,

Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law. The lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Lender and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by (i) any acceptance by Lender of any other security for any portion of the Debt, (ii) any failure, neglect or omission on the part of Lender to realize upon or protect any portion of the Debt or any collateral security therefor or (iii) any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor; and Lender may foreclose, or exercise any other remedy available to Lender under other Loan Documents without first exercising or enforcing any of its remedies under this Mortgage, and any exercise of the rights and remedies of Lender hereunder shall not in any manner impair the Debt or the liens of any other Loan Document or any of Lender's rights and remedies thereunder.

        15. NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be sent, and shall be deemed effective, as provided in the Loan Agreement.

        16. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Mortgage is held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

        17. HEADINGS. The paragraph headings in this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

        18. DUPLICATE ORIGINALS. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

        19. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form; and the word "BORROWER" shall mean "each Borrower and any subsequent owner or owners of a fee interest in the Property or any part thereof, or any subsequent owner or owners of a leasehold interest under the Ground Lease, or any subsequent owner or owners of a Subleasehold interest under the Sublease" the word "LENDER" shall mean "Lender and any subsequent holder of the Note," the words "PROPERTY" shall include any portion of the Property and any interest therein, the word "INCLUDING" means "including but not limited to" and the words "ATTORNEYS' FEES" shall include any and all attorneys' fees, paralegal and law clerk fees, including fees at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property and Collateral and enforcing its rights hereunder.

        20. HOMESTEAD. Borrower hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Debt, or any part thereof.

        21. ASSIGNMENTS. Lender shall have the right to assign or transfer its rights under this Mortgage in connection with any transfer of its interest in the Loan, or any portion thereof, in accordance with the Loan Agreement. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Mortgage.

        22. WAIVER OF JURY TRIAL. BORROWER AND BY ITS FUNDING OF THE LOAN, LENDER, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

        23. CONSENTS. Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender's consent or approval in any like matter arising at a subsequent date, and the failure of Lender to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Lender be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Lender pursuant hereto shall be narrowly construed to be applicable only to Borrower and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Lender a venturer or partner with Borrower nor shall privity of contract be presumed to have been established with any such third party. If Lender deems it to be in its best interest to retain assistance of persons, firms or corporations (including attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Borrower shall reimburse Lender for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

        24. EMPLOYEE BENEFIT PLAN. During the term of this Mortgage, unless Lender shall have previously consented in writing, (i) Borrower shall take no action that would cause it to become an "EMPLOYEE BENEFIT PLAN" as defined in 29 C.F.R. Section 2510.3-101, or "ASSETS OF A GOVERNMENTAL PLAN" subject to regulation under the state statutes, and (ii) Borrower shall not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Lender its written assumption of the obligations of this covenant. Borrower shall protect, defend, indemnify and hold Lender harmless from and against all loss, cost, damage and expense (including all attorneys' fees, excise taxes and costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Lender may incur as a result of Borrower's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Mortgage by foreclosure or action in lieu thereof;

furthermore, the foregoing indemnity shall supersede any limitations on Borrower's liability under any of the Loan Documents.

        25. LOAN REPAYMENT AND DEFEASANCE. The lien of this Mortgage shall be terminated, released and reconveyed of record by Lender prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

        26. GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

        27. EXCULPATION. The liability of Borrower hereunder is limited pursuant to Section 10.1 of the Loan Agreement.

        28. COUNTERPARTS. This Mortgage may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        29. JOINT AND SEVERAL. Each Person constituting Borrower hereunder shall have joint and several liability for the obligations of Borrower hereunder except as otherwise provided in the Loan Documents.

                         PART II - NEW JERSEY PROVISIONS

        30. MODIFICATION. This Mortgage is subject to modification in accordance with N.J.S.A. 46:9-8.2.

        31. SEVERABILITY. The provisions of this Mortgage shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Mortgage, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Mortgage and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability.

        32.     HAZARDOUS WASTE AND OTHER SUBSTANCES.

        (a) Borrower hereby represents and warrants to Lender that (except as set forth in the Environmental Report dated December 11, 2005 and prepared by
AEI), as of the date hereof to the best of Borrower's knowledge: (i) to the best of Borrower's knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss.9601 et seq. and 40 CFR ss.302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss.6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq. and 40 CFR ss.116.1 et seq.), those relating to lead based paint, and the Hazardous Materials Transportation Act (49 U.S.C. ss.1801 et seq.), the Industrial Site Recovery Act. N.J.S.A. 13:1K-6. et seq. ("ISRA") ; the Spill Compensation and Control Act. N.J.S.A. 58:10-23.11. et seq. ("Spill Act"): the Underground Storage of Hazardous Substances Act, N.J.S.A. 58:10A-21, et seq.: the Toxic Catastrophe Prevention Act N.J.S.A. 13:1K-19. et seq.: the Worker and Community Right to Know Act, N.J.S.A. 34:5A-1, et seq.; the Pollution Prevention Act, N.J.S.A. 13:1D-35, et seq.: the Air Pollution Control Act, N.J.S.A. 26:2C-1. et seq.; the Solid Waste Management Act. N.J.S.A. 13:IE-1. et seq.: the Sanitary Landfill Closure and Contingency Fund Act, N.J.S.A. 13:1E-100. et seq.; the Solid Waste Utility Control Act, N.J.S.A. 48:13A-1. et seq.: the Water Pollution Control Act. N.J.S.A. 58:10A-1, et seq.: the Flood Hazard Control Act, N.J.S.A. 58:16A-50, et seq.: the Freshwater Wetlands Protection Act, N.J.S.A. 13:9B-1. et seq.: the Coastal Area Facility Review Act, N.J.S.A. 13:19-1. et seq.; the Wetlands Act of 1970, N.J.S.A. 13:9A-1, et seq.: the Waterfront and Harbor Facilities Act. N.J.S.A. 12:5-1, et seq.: the Noise Control Act, N.J.S.A. 13:1G-1, et seq.: and the Pesticide Control Act, N.J.S.A. 13:1F-1, et seq., and the regulations promulgated pursuant to said laws, all as amended; (ii) to the best of Borrower's knowledge, information and belief, no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, lead based paint, mold, fungus, spores, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination) except for those substances used by Borrower and tenants in the ordinary course of their business and in compliance in all material respects with all Environmental Laws;
(iii) to the best of Borrower's knowledge, information and belief, the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) to the best of Borrower's knowledge, information and belief, there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Borrower has received no notice of, and to the best of Borrower's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Borrower know of any basis for such a claim; (vi) Borrower has received no notice of and, to the best of Borrower's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Borrower know of any basis for such a claim; and
(vii) Borrower has not in the past, does not presently and will not in the future lease all or any portion of the Premise to any entity which has a Standard Industrial Classification Number which constitutes an "Industrial Establishment" under the ISRA.

        (b) Borrower shall use commercially reasonably efforts to keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Borrower or tenants in the ordinary course of its business and in compliance in all material respects with all Environmental Laws), shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements (except those substances used by one or more of such tenants in the course of its business and in compliance in all material respects with all Environmental Laws), and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

        (c) Borrower shall promptly notify Lender if Borrower shall become aware of the possible existence of any Hazardous Substances on the Property or if Borrower shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Borrower shall deliver to Lender copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. To the extent that at any time the Property is not in compliance with Environmental Laws, Borrower shall, promptly and when and as required by Lender, at Borrower's sole cost and expense, take all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property to the extent required by Environmental Laws, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Borrower fails to do so, Lender may, but shall not be obligated to, cause the Property or other affected property to be brought into conformance with Environmental Laws and any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Borrower hereby grants to Lender and its agents and employees access to the Property (subject to the rights of tenants) and a license to remove any items necessary to bring the Property in conformance with Environmental Laws. Borrower covenants and agrees, at Borrower's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Lender), and hold Lender harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Lender or the Property, and arising from or out of: (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Borrower; (iii) the failure by Borrower to comply fully with the terms and conditions of this Section; (iv) the breach of any representation or warranty contained in this Section; or (v) the enforcement of this Section, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous

Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section; provided that, with respect to the foregoing, Borrower shall in no event be liable for an amount in excess of the amount which would repay the Debt. Lender's rights under this Section shall survive payment in full of the Debt and shall be in addition to all other rights of Lender under this Mortgage, the Note and the other Loan Documents.

        (d) Upon Lender's request, at any time after the occurrence of an Event of Default hereunder or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Borrower shall provide, at Borrower's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Lender indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Borrower fails to provide such inspection or audit within thirty (30) days after such request, Lender may order the same, and Borrower hereby grants to Lender and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately due and payable to Lender by Borrower on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

        (e) If, prior to the date hereof, it was determined that the Property contains Lead Based Paint, Borrower had prepared an assessment report describing the location and condition of the Lead Based Paint (a "Lead Based Paint Report"). If, at any time hereafter, Lead Based Paint is suspected by Lender in its reasonable judgment of being present on the Property, Borrower agrees, at its sole cost and expense and within twenty (20) days thereafter, to cause to be prepared a Lead Based Paint Report prepared by an expert, and in form, scope and substance, acceptable to Lender.

        (f) Borrower agrees that if it has been, or if at any time hereafter it is, determined that the Property contains Lead Based Paint, on or before thirty (30) days following (i) the date hereof, if such determination was made prior to the date hereof or (ii) such determination, if such determination is hereafter made, as applicable, Borrower shall, at its sole cost and expense, develop and implement, and thereafter diligently and continuously carry out (or cause to be developed and implemented and thereafter diligently and continually to be carried out), an operations, abatement and maintenance plan for the Lead Based Paint on the Property, which plan shall be prepared by an expert, and be in form, scope and substance reasonably acceptable to Lender (together with any Lead Based Paint Report, the "O&M Plan"). (If an O&M Plan has been prepared prior to the date hereof, Borrower agrees to diligently and continually carry out (or cause to be carried out) the provisions thereof). Compliance with the O&M Plan shall require or be deemed to require, without limitation, the proper preparation and maintenance of all records, papers and forms required under the Environmental Laws.

        33. TRUE COPY. Borrower acknowledges receipt of a true copy of this Mortgage, provided without charge.

        IN WITNESS WHEREOF, Borrower has executed this instrument as of the day and year first written above.


Woodcrest Road Urban Renewal, LLC,
a New Jersey limited liability company

By:   Behringer Harvard Woodcrest III, LLC,
      a Delaware limited liability company, its sole
      member and manager


      By: ______________________________________
           Gerald J. Reihsen, III, Secretary


Woodcrest Road Associates,  L.P.,
a Pennsylvania limited partnership

By:   Behringer Harvard Woodcrest I, LLC
      a Delaware limited liability company, its sole
      general partner


      By: ______________________________________
           Gerald J. Reihsen, III, Secretary

STATE OF                 )
                         )SS:
COUNTY OF                )

        I CERTIFY that on January ___, 2006,

        GERALD J. REIHSEN, III, personally appeared before me and this person acknowledged under oath to my satisfaction, that:

        (a) this person signed and sealed the attached document as Secretary of Behringer Harvard Woodcrest III, LLC, the limited liability company which is the manager and sole member of Woodcrest Road Urban Renewal, LLC the limited liability company named in this document;

        (b) this document was signed and made by this person as the company's voluntary act and deed and was duly authorized by the manager in its capacity as sole member and manager of the company; and

        (c) this person delivered the attached document as the voluntary act and deed of the company as manager and sole member of the company.


-----------------------------
Notary Public


STATE OF                 )
                         )SS:
COUNTY OF                )

        I CERTIFY that on January ___, 2006,

        GERALD J. REIHSEN, III, personally appeared before me and this person acknowledged under oath to my satisfaction, that:

        (a) this person signed and sealed the attached document as Secretary of Behringer Harvard Woodcrest I, LLC, the limited liability company which is the sole general partner of Woodcrest Road Associates, L.P. the limited partnership named in this document;

        (b) this document was signed and made by this person as the limited partnership's voluntary act and deed and was duly authorized by the company in its capacity as sole general partner of the limited partnership; and

        (c) this person delivered the attached document as the voluntary act and deed of the company as sole general partner of the limited partnership.


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Notary Public